LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
2022	$ 0
2023	0
2024	0
2025	500,000
2026	0
Over 2026	1,600,128
Total long-term debt	$ 2,100,128	$ 1,600,129